UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Truli Media Group, Inc.
(Name of Registrant as Specified In Its Charter)

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TRULI MEDIA GROUP, INC.

515 Chalette Drive

Beverly Hills, CA 90210

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of our common stock that the holders of more than a majority of the issued and outstanding shares of common stock entitled to vote on the action, of Truli Media Group, Inc., an Oklahoma corporation (the “Company” “we”, “us,” or “our”), have approved the following actions without a meeting of the stockholders in accordance with Section 18-1073 of the Oklahoma General Corporation Act:

1.    Plan of Merger with Truli Media Group, Inc., a Delaware corporation (“Truli Delaware”) to be formed exclusively for the purpose of merging with the Company, pursuant to which the Company will merge with and into Truli Delaware;

2.    Reverse stock split whereby at the discretion of the board of directors, an amount up to every fifty shares of the Company’s common stock will be exchanged for one share of common stock of Truli Delaware (effectively resulting in up to a fifty for one reverse split of the Company’s common stock);

3.    Adoption of the Company’s 2014 Equity Compensation Plan.

Your vote or consent is not requested or required. Our board of directors is not soliciting your proxy. Section 18-1073 of the Oklahoma General Corporation Act and the Company’s bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if shareholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the outstanding shares of our common stock is sufficient to approve these matters.

The enclosed information statement contains information pertaining to the matters acted upon.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF THE STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO COSNSIDER ANY MATTER WHICH IS DESCRIBED HEREIN

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

	By	Order of the Board of Directors
Michael Jay Solomon
Chief Executive Officer and Director
January 26, 2015

TRULI MEDIA GROUP, INC.

515 Chalette Drive

Beverly Hills, CA 90210

INFORMATION STATEMENT

Date first mailed to stockholders: January 26, 2015

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

INTRODUCTION

This information statement (the “Information Statement”) has been filed with the United States Securities and Exchange Commission (“SEC”) and is being mailed or otherwise furnished to the registered shareholders of Truli Media Group, Inc., an Oklahoma corporation (the “Company,” “we,” or “us”), solely for the purpose of informing you, as one of our shareholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, (“Exchange Act”) that the holders of a majority of the issued and outstanding shares of our common stock, par value $0.001, per share (the “Common Stock”) have executed a joint written consent with the board of directors approving certain corporate actions described herein.

The proposed corporate actions were approved by a joint consent of a single shareholder holding a majority of shares of Common Stock entitled to vote on the proposed actions and our board of directors (“Board”) on December 19, 2014. In order to eliminate the costs and time involved in holding a special meeting, and in order to consummate the proposed corporate actions as quickly as possible, these actions are being taken by a written consent. December 19, 2014, is the record date (“Record Date”) for the determination of shareholders who are entitled to receive this Information Statement.

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act, to notify the Company’s shareholders as of the close of business on the Record Date of corporate actions taken by a majority of the voting capital stock of the Company’s shareholders. Shareholders holding a majority of the Company’s outstanding voting capital stock entitled to vote on the matters have voted in favor of all of the proposals set forth herein.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of the Company’s voting capital stock on the close of business on the Record Date is entitled to notice of each matter voted on by the shareholders. Shareholders as of the close of business on the Record Date that held the authority to cast votes in excess of fifty percent (50%) of the Company’s outstanding voting capital stock have voted in favor of all of the proposals herein. Under Oklahoma law, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the Company’s voting capital stock as of the Record Date. As of the Record Date, the Company’s voting capital stock consisted of 127,682,295 shares of Common Stock. Each share of Common Stock was entitled to one (1) vote per share on matters discussed in this Information Statement.

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WHAT CORPORATE MATTERS WERE APPROVED?

Shareholders holding a majority of our outstanding voting capital stock have voted in favor of the following proposals:

1.    Plan of Merger with the Company’s wholly-owned subsidiary (Truli Delaware) formed exclusively for the purpose of reincorporating in Delaware, pursuant to which the subsidiary will be the surviving corporation;

2.    Reverse stock split of up to fifty (50) shares for one (1) share of common stock post-merger at the discretion of the Board;

3.    Adoption of the Company’s 2014 Equity Compensation Plan.

All of the foregoing three proposals have been approved and are discussed in further detail under its respective headings below.

WHAT VOTE IS REQUIRED BY SHAREHOLDERS TO APPROVE THE PROPOSALS?

No further vote is required for approval any of the proposals.

APPROVAL OF THE CORPORATE ACTIONS

Under Section 18-1083 of the Oklahoma General Corporation Act, a corporation may merge into one of its wholly-owned subsidiaries provided it is approved by the board of directors and a majority of the outstanding shares of capital stock of the corporation.

Under Section 18-1080 of the Oklahoma General Corporation Act, a corporation may amend or restate its certificate of incorporation to decrease the number of shares of capital stock outstanding provided it is approved by the board of directors and a majority of the outstanding shares of capital stock of the corporation.

Under Section 18-1073 of the Oklahoma General Corporation Act, a corporation may take any action required or permitted to be taken at a meeting of the stockholders by a written consent if stockholders holding at least a majority of the voting power sign the written consent approving the action.

OUTSTANDING VOTING SECURITIES

As of the Record Date, the Company’s authorized capital consisted of 500,000,000 shares of capital stock, 495,000,000 of which are authorized as Common Stock and 5,000,000 of which are authorized as preferred stock. As of the Record Date, 127,682,295 shares of Common Stock were issued and outstanding and 0 shares of preferred stock were issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted to the shareholders. The following shareholder voted in favor of the proposals:

(a)	Proposal No. 1: Merger with Subsidiary and Change of Domicile; approved based upon the following votes:

Votes For	Votes Against	Votes Not Cast
65,443,847	0	62,238,448

(b)	Proposal No. 2: Reverse Stock Split; approved based upon the following votes:

Votes For	Votes Against	Votes Not Cast
65,443,847	0	62,238,448

(c)	Proposal No. 3: Adoption of Equity Compensation Plan; approved based upon the following votes:

Votes For	Votes Against	Votes Not Cast
65,443,847	0	62,238,448

Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders. The Company anticipates that the actions contemplated herein will be effected on or after the close of business on February 12, 2015.

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PROPOSAL NO. 1

MERGER AGREEMENT OF TRULI MEDIA GROUP, INC., AN OKLAHOMA CORPORATION, WITH AND INTO TRULI MEDIA GROUP, INC., A DELAWARE CORPORATION

On December 19, 2014, the Board and a majority of the voting capital stock of the Company approved the reincorporation via a joint written consent in lieu of a special meeting of shareholders. The shareholders approved an Agreement and Plan of Merger, in substantially the same form annexed hereto as Appendix A (“Merger Agreement”). Pursuant to the Merger Agreement, the Company will merge with its wholly-owned subsidiary, Truli Media Group, Inc., a Delaware corporation (Truli Delaware) for the purpose of changing the state of incorporation of the Company to Delaware. Truli Delaware is anticipated to be formed immediately prior to the closing of the merger transaction. Pursuant to the Merger Agreement, the Company will be merged with and into Truli Delaware with Truli Delaware continuing as the surviving corporation (the “Merger”). Following the completion of the Merger, the Company’s corporate existence shall be governed by the laws of the State of Delaware, the certificate of incorporation of Truli Delaware (“Certificate of Incorporation”), a substantially complete copy of which is included hereto as Appendix B, and the bylaws of Truli Delaware (“Bylaws”), a substantially complete copy of which is annexed hereto as Appendix C.

The proposed reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below. However, the reincorporation will not result in any change in the Company’s business, management, location of its principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation and Merger).

The surviving corporation will be Truli Delaware, which will be incorporated by the Company under the Delaware General Corporation Law (“DGCL”), exclusively for the purpose of merging with the Company. The authorized capital of Truli Delaware will consist of 100,000,000 shares of common stock, par value $0.0001 per share (“Truli Delaware Common Stock”) and 10,000,000 shares of preferred stock, par value $0.0001 (“Truli Delaware Preferred Stock”).

Immediately prior to the closing of the Merger, Truli Delaware shall have one share of Truli Delaware Common Stock outstanding, which will be held by the Company. The terms of the Merger Agreement provide that the currently issued and outstanding shares of Truli Delaware will be cancelled. As a result, following the Merger, the Company’s current shareholders will be the only shareholders of Truli Delaware.

Filing of Certificate of Merger

The Company intends to file a certificate of merger with the Secretary of State of Oklahoma and Delaware when the actions taken by the Company’s Board and shareholders become effective, which will be at least 20 days from the mailing of this Information Statement to the shareholders of record on the Record Date.

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Principal Reasons for Change of Domicile

The Company’s Board believes that the change of domicile will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Oklahoma law and will increase the marketability of the Company’s securities. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company’s corporate legal affairs. For these reasons, the Company’s Board believes that the Company’s business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See “Certain Significant Differences between the Corporation Laws of Delaware and Oklahoma.”

Principal Features of Merger and Reincorporation

The Reincorporation will be effected by the Merger of the Company, an Oklahoma corporation, with and into, Truli Delaware, a yet to be formed wholly-owned subsidiary of the Company that will be incorporated under the DGCL for the purpose of effecting the reincorporation. The reincorporation will become effective upon the filing of the requisite merger documents in Oklahoma and Delaware. Following the Merger, Truli Delaware will be the surviving corporation and will operate under the name “Truli Media Group, Inc.”

On the effective date of the Merger the outstanding share of Truli Delaware Common Stock to be held by the Company shall be retired and canceled and shall resume the status of authorized and unissued Truli Delaware Common Stock.

No certificates or scrip representing fractional shares of Truli Delaware Common Stock will be issued upon the surrender for exchange of Common Stock (see Proposal No. 2 “Reverse Stock Split of Common Shares”).

On the effective date of the Merger, the Company will be governed by the Certificate of Incorporation, the Bylaws and the DGCL, which include a number of provisions that are not present in the Company’s current certificate of incorporation, the Company’s current bylaws or the Oklahoma General Corporation Act. Accordingly, as described below, a number of significant changes in stockholders’ rights will occur in connection with the reincorporation.

Upon consummation of the Merger and resulting reincorporation, the daily business operations of the Company will continue as they are presently conducted by the Company, at the Company’s principal executive offices at 515 Chalette Drive, Beverly Hills, CA 90210. The telephone number of Truli Delaware will remain that of the Company, which is (310) 274-0224. Truli Delaware’s sole officer will be Michael Jay Solomon, the Chief Executive Officer and Principal Accounting Officer of the Company. The members of the Company’s Board will become the directors of Truli Delaware.

Pursuant to the terms of the Merger Agreement, the Merger may be abandoned by the Board and the directors of Truli Delaware at any time prior to the effective date of the Merger. In addition, the Board and directors of Truli Delaware may amend the Merger Agreement at any time prior to the effective date of the Merger provided that any amendment made may not, without approval by the shareholders of the Company who have consented in writing to approve the Merger, alter or change the amount or kind of Truli Delaware Common Stock to be received in exchange for or on conversion of all or any of the Common Stock, alter or change any term of the Certificate or Bylaws or alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the holders of our Common Stock.

Truli Delaware Share Certificates

Share certificates representing shares of the Company’s Common Stock before the Merger shall automatically be converted into shares of Truli Delaware Common Stock without further action required by any stockholder, subject to the terms of the reverse stock split as discussed in Proposal No. 2 below and as described further in the Merger Agreement. Failure by a shareholder of the Company to surrender certificates representing Common Stock will not affect such person’s rights as a stockholder, as such stockholder certificate representing Common Stock, following the reincorporation will represent the right to receive shares of Truli Delaware Common Stock.

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Capitalization

The authorized capital of the Company, on the Record Date, consisted of 495,000,000 shares of Common Stock, par value $0.0001 per share and 5,000,000 shares of preferred stock, par value $0.0001 per share. The authorized capital of Truli Delaware, which will be the authorized capital of the Company after the Merger, will consist of 100,000,000 shares of Truli Delaware Common Stock and 10,000,000 shares of Truli Delaware Preferred Stock.

After the Merger, and assuming the maximum reverse stock split as contemplated in Proposal No. 2 “Reverse Stock Split of Common Shares,” Truli Delaware will have outstanding approximately 2,553,646 shares of Truli Delaware Common Stock and 0 shares of Truli Delaware Preferred Stock. Furthermore, Truli Delaware will have outstanding approximately 93,760 options to purchase Truli Delaware Common Stock and 358,205 warrants to purchase Truli Delaware Common Stock. For a further discussion, see the section of Proposal No. 2 entitled “Effect of Reverse Stock Split.”

The board of directors of Truli Delaware may in the future authorize, without further shareholder approval, the issuance of such shares of Truli Delaware Common Stock or Truli Delaware Preferred Stock to such persons and for such consideration upon such terms as the board determines. Such issuance could result in significant dilution of the voting rights and, possibly, the stockholders’ equity, of then existing shareholders.

Certain Significant Differences Between Corporation Laws of Delaware and Oklahoma

The corporation laws of Oklahoma and Delaware differ in some respects. Although all the differences are not described in this Information Statement, the most significant differences, in the judgment of the Company, are summarized below. Shareholders should refer to the DGCL and the Oklahoma General Corporation Act to understand how these laws apply to the Truli Delaware and the Company, respectively.

Appraisal Rights.

Oklahoma Law	Delaware Law

Under Oklahoma law, in the event of a merger or consolidation, stockholders who did not vote in favor of, or consent to the merger are, after compliance with statutory procedures, entitled to have a district court determine the fair value of their shares and to receive such fair value from the surviving company in exchange for their shares. However, stockholders are not entitled to appraisal rights if, the stockholder’s shares are (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (ii) held of record by more than 2,000 stockholders, unless the stockholders are required by the terms of the merger agreement to accept anything other than any one or a combination of the following:

● Shares of stock of the surviving corporation;

● shares of stock of any other corporation that will either not be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than two thousand holders; or

● Any cash in lieu of fractional shares or fractional depository receipts.

Under Delaware law, stockholders have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or if such stock is held of record by more than 2,000 stockholders, or in the case of a merger in which a Delaware corporation is the surviving corporation, if:

● the agreement of merger does not amend the certificate of incorporation of the surviving corporation;

● each share of stock of the surviving corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding share of the surviving corporation after the effective date of the merger; and

● the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger.

Even if appraisal rights would not otherwise be available under Delaware law in the cases described above, shareholders would still have appraisal rights if they are required by the terms of the agreement of merger or consolidation to accept for their stock anything other than:

● shares of stock of the surviving corporation;

● of any other corporation whose shares will be either listed on a national securities exchange; or

● held of record by more than 2,000 stockholders; cash in lieu of fractional shares; or

● a combination of such shares and cash.

Otherwise, stockholders of a Delaware corporation have appraisal rights in consolidations and mergers.

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Federal Income Tax Consequences of the Merger and Reincorporation

The Company believes that, for federal income tax purposes, no gain or loss will be recognized by the Company, Truli Delaware or the shareholders of the Company who receive Truli Delaware Common Stock for their Common Stock in connection with the Merger. You are urged to consult your own tax advisor as to the consequences of the Merger and reincorporation under all applicable tax laws.

Dissenter’s Rights of Appraisal

Under Oklahoma law, in the event of a merger or consolidation, stockholders who did not vote in favor of, or consent to the merger are, after compliance with statutory procedures, entitled to have a district court determine the fair value of their shares and to receive such fair value from the surviving company in exchange for their shares. However, stockholders are not entitled to appraisal rights if the stockholder’s shares are (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (ii) held of record by more than 2,000 stockholders, unless the stockholders are required by the terms of the Merger Agreement to accept anything other than any one or a combination of the following:

●	Shares of stock of the surviving corporation;

●	shares of stock of any other corporation that will either not be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than two thousand holders; or

●	Any cash in lieu of fractional shares or fractional depository receipts.

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Accordingly, appraisal rights are available in connection with our Merger, and a summary of these procedures follows immediately below. The summary is qualified in its entirety by the text of the Oklahoma General Corporation Act describing these rights, a copy of which is annexed hereto as Appendix D to this Information Statement. All shareholders are urged to read the summary and the statute carefully. Failure to follow the procedures outlined therein can result in the loss of your appraisal right.

YOU ARE ENTITLED TO DISSENT FROM THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT OR TO DEMAND APPRAISAL OF YOUR SHARES AS A RESULT OF SUCH ACTIONS

Exercise of Appraisal Rights

If the Merger is completed, our shareholders are entitled to appraisal rights under Section 18-1091 of the Oklahoma General Corporation Act, provided that they comply with the conditions established by Section 18-1091.

The discussion below is not a complete summary regarding a Company shareholder’s appraisal rights under Oklahoma law and is qualified in its entirety by reference to the text of the relevant provisions of Oklahoma law, which is annexed to this Information Statement as Appendix D. Shareholders intending to exercise appraisal rights should carefully review Appendix D. Failure to follow precisely any of the statutory procedures set forth therein may result in a termination or waiver of these rights. A record holder of shares of the Company’s capital stock who makes the demand described below with respect to such shares, who continuously is the record holder of such shares through the Merger, who otherwise complies with the statutory requirements of Section 18-1091 and who neither votes in favor of the merger nor consents thereto in writing will be entitled to an appraisal by the Oklahoma State Court, of the fair value of his, her or its shares of the Company’s Common Stock in lieu of the consideration that such shareholder would otherwise be entitled to receive pursuant to the Merger Agreement. All references in this summary of appraisal rights to a “shareholder” or “holders of shares of the Company’s capital stock” are to the record holder or holders of shares of the Company’s Common Stock. Except as described herein, shareholders of the Company will not be entitled to appraisal rights in connection with the Merger.

Under Section 18-1091, where a merger is to be submitted for approval at a meeting of shareholders, not fewer than 20 days prior to the meeting, a constituent corporation must notify each of the holders of its stock for whom appraisal rights are available that such appraisal rights are available and include in each such notice a copy of Section 18-1091. This Information Statement shall constitute such notice to the record holders of the Company’s capital stock.

Shareholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 18-1091. Those conditions include the following:

•	Shareholders electing to exercise appraisal rights must not vote “for” the adoption of the merger agreement. Voting “for” the adoption of the merger agreement will result in the waiver of appraisal rights.

•	A written demand for appraisal of shares must be filed with the Company before the effective date for the Merger Agreement described in the Information Statement. The written demand for appraisal should specify the shareholder’s name and mailing address, and that the shareholder is thereby demanding appraisal of his or her shares of the Company’s Common Stock. The written demand for appraisal of shares is separate from a vote against the Merger Agreement or an abstention from such vote. That is, failure to vote against, or abstain from voting on, the Merger will not satisfy your obligation to make a written demand for appraisal.

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•	A demand for appraisal must be executed by or for the shareholder of record, fully and correctly, as such shareholder’s name appears on the stock certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a shareholder of record. However, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in the Company’s capital stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

•	A shareholder who elects to exercise appraisal rights should mail or deliver his, her or its written demand to Truli Media Group, Inc. 515 Chalette Drive, Beverly Hills, CA 90210.

Within 10 days after the date of the Merger, the Company must provide notice of the effective time of the Merger to all Company shareholders who have complied with Section 18-1091 and have not voted in favor of the adoption of the Merger Agreement.

Within 120 days after the effective time of the Merger, either Truli Delaware or any shareholder who has complied with the required conditions of Section 18-1091 may file a petition in the Oklahoma District Court, with a copy served on the Company in the case of a petition filed by a shareholder, demanding a determination of the fair value of the shares of all shareholders seeking to exercise appraisal rights. There is no present intent on the part of Truli Delaware to file an appraisal petition, and shareholders seeking to exercise appraisal rights should not assume that Truli Delaware will file such a petition or that Truli Delaware will initiate any negotiations with respect to the fair value of such shares. Accordingly, holders of the Company’s capital stock who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 18-1091.

Within 120 days after the effective time of the Merger, any shareholder who has satisfied the requirements of Section 18-1091 will be entitled, upon written request, to receive from the Company a statement setting forth the aggregate number of shares of the Company’s Common Stock not voting in favor of the adoption of the Merger Agreement and with respect to which demands for appraisal were received by the Company and the aggregate number of holders of such shares. Such statement must be mailed within 10 days after the shareholder’s request has been received by the Company or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.

If a petition for an appraisal is timely filed and a copy thereof is served upon the Company, then the Company will be obligated, within 20 days after service, to file in the office of the Oklahoma court a duly verified list containing the names and addresses of all shareholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to shareholders, as required by the Oklahoma Court, at the hearing on such petition, the Oklahoma Court will determine which shareholders are entitled to appraisal rights. The Oklahoma Court may require the shareholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Oklahoma Court for notation thereon of the pendency of the appraisal proceedings; and if any shareholder fails to comply with such direction, the Oklahoma Court may dismiss the proceedings as to such shareholder. Where proceedings are not dismissed, the Oklahoma Court will appraise the shares of the Company’s Common Stock owned by such shareholders, determining the fair value of such shares exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

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Although the Board of the Company believes that the Merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Oklahoma Court, and shareholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the consideration they would receive pursuant to the Merger Agreement. Moreover, the Company does not anticipate offering more than the Merger consideration to any shareholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 18-1091, the “fair value” of a share of the Company’s Common Stock is less than the Merger consideration. In determining “fair value,” the Oklahoma Court is required to take into account all relevant factors. The cost of the appraisal proceeding, which does not include attorneys’ or experts’ fees, may be determined by the Oklahoma Court and taxed against the dissenting stockholder and/or the Company as the Oklahoma Court deems equitable under the circumstances. Each dissenting shareholder is responsible for his or her attorneys’ and expert witness expenses, although, upon application of a dissenting shareholder, the Oklahoma Court may order that all or a portion of the expenses incurred by any dissenting shareholder in connection with the appraisal proceeding, including without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all shares of stock entitled to appraisal.

Any shareholder who has duly demanded appraisal in compliance with Section 18-1091 will not, after the effective time of the Merger, be entitled to vote for any purpose any shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to shareholders of record at a date prior to the effective time of the Merger.

At any time within 60 days after the effective time of the merger, any shareholder will have the right to withdraw his, her or its demand for appraisal and to accept the terms offered in the Merger Agreement. After this period, a shareholder may withdraw his, her or its demand for appraisal and receive payment for his, her or its shares as provided in the Merger Agreement only with the consent of the Company. If no petition for appraisal is filed with the court within 120 days after the effective time of the Merger, shareholders’ rights to appraisal, if available, will cease. Truli Delaware will have no obligation to file such a petition, any shareholder who desires a petition to be filed is advised to file it on a timely basis. Any shareholder may withdraw such shareholder’s demand for appraisal by delivering to the Company a written withdrawal of his, her or its demand for appraisal and acceptance of the Merger consideration, except (i) that any such attempt to withdraw made more than 60 days after the effective time of the Merger will require written approval of Truli Delaware and (ii) that no appraisal proceeding in the Oklahoma Court shall be dismissed as to any shareholder without the approval of the Oklahoma Court, and such approval may be conditioned upon such terms as the Oklahoma Court deems just.

Failure by any Company shareholder to comply fully with the procedures described above and set forth in Appendix D to this Information Statement may result in termination of such shareholder’s appraisal rights. In view of the complexity of exercising appraisal rights under Oklahoma law, any Company shareholder considering exercising these rights should consult with legal counsel.

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PROPOSAL NO. 2

REVERSE STOCK SPLIT OF COMMON SHARES

General Information Regarding Reverse Stock Split

Pursuant to the terms of the Merger Agreement, the number of shares of Common Stock of the Company held by each shareholder of record on the effective date, will be reverse split on the basis that up to fifty (50) issued and outstanding shares of Common Stock will become one (1) issued and outstanding share of Truli Delaware Common Stock (“Reverse Stock Split”). The actual basis of the Reverse Stock Split may be less than fifty (50) for one (1) at the discretion of the Board at the time of the Merger.

Principal Reasons for Reverse Stock Split

The Board and shareholders of the Company believe that it is advisable and in the best interests of the Company and its shareholders to effect the Reverse Stock Split in conjunction with the Merger in order to reduce the number of issued and outstanding shares of capital stock post-Merger. The Company believes that an increased market price of its stock post-Merger will encourage interest and trading in the stock. Due to the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low priced (sub-penny) stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted that the liquidity of the common stock may be adversely affected by the reverse split given the reduced number of shares that would be outstanding after the Reverse Stock Split. The Board anticipates, however, that the expected higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Effect of Reverse Stock Split

The Reverse Stock Split will affect all of our shareholders uniformly and will not affect any shareholder’s proportion voting power or percentage ownership interest of the Company, or Truli Delaware, subsequent to the Merger, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional of a share which shall be rounded up the next whole share as discussed below.

The Reverse Stock Split will not affect the number of shares of Truli Delaware Common Stock is authorized to issue, but will reduce the number of shares each Company shareholder held prior to the Merger. As of the Record Date, the Company was authorized to issue 495,000,000 shares of Common Stock, par value $0.0001 and 5,000,000 shares of preferred stock, par value $0.0001. Of this amount, 127,682,295 shares of Common Stock are issued and outstanding.

Upon completion of the Merger, Truli Delaware will be authorized to issue 100,000,000 shares of Truli Delaware Common Stock, par value $0.0001, and 10,000,000 shares of Truli Delaware Preferred Stock, par value $0.0001. Of this amount, it is estimated that (i) 2,553,646 shares of Truli Delaware Common Stock, (ii) options to purchase 93,670 shares of Truli Delaware Common Stock at an average exercise price of $6.86, and (iii) warrants to purchase 358,205 shares of Truli Delaware Common Stock at an average exercise price of $0.35 will be outstanding upon completion of the Reverse Stock Split assuming the maximum reverse split. The table below summarizes the foregoing information:

	Pre-Merger and Reverse Stock Split (1)(2)	Post-Merger and Reverse Stock Split (1)(2)
Common Shares (3)
Issued and Outstanding	127,682,295	2,553,646
Common Stock Options	4,688,000	93,760
Common Stock Warrants	17,910,257	358,205
Authorized	495,000,000	100,000,000

Preferred Shares
Issued and Outstanding	0	0
Authorized	5,000,000	10,000,000

(1)	Number of Shares does not take into account convertible debt securities that may be converted into shares of common stock pre and post-Merger.
(2)	Number of Shares does not take into account rounding up of fractional shares, if any.
(3)	A total of 22,598,257 Options and Warrants are convertible into common stock pre-Merger at a weighted average exercise price of $0.03 per share.

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Fractional Shares

No fractional shares of Truli Delaware Common Stock will be issued as a result of the Reverse Stock Split. Instead, shareholders who otherwise would be entitled to receive fractional shares will be entitled to receive an additional share by rounding up to the nearest whole number of shares.

Potential Anti-Takeover Effects

The Reverse Stock Split and the Merger will have the effect of increasing the proportion of unissued authorized shares to issued shares.  Under certain circumstances this may have an anti-takeover effect.   These  authorized  but unissued  shares could be used by Truli Delaware (post-Merger) to oppose a hostile  takeover  attempt or to delay or prevent a change of control or changes in or removal of the board of  directors,  including a  transaction  that may be favored by a majority of our  shareholders  or in which our  shareholders  might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the board of directors could issue and sell shares thereby diluting the stock ownership of a person seeking to effect a change in the composition of our board of directors or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the board of directors or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the Merger and Reverse Stock Split are not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company.  There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. Moreover, we are currently not engaged in any negotiations or otherwise have no specific plans to use additional authorized shares of Truli Delaware, our surviving entity in the Merger and Reverse Stock Split, for any future acquisition, merger or consolidation.

PROPOSAL NO. 3

ADOPTION OF COMPANY’S 2014 EQUITY COMPENSATION PLAN

On November 19, 2014, our Board, and on December 19, 2014, holders of a majority of the Common Stock of the Company approved the adoption of the Company’s 2014 equity compensation plan and form of grants (“Plan”), a copy of which is annexed hereto as Appendix E. Subsequent to the Merger, the Plan will be adopted by Truli Delaware pursuant to the terms of the Merger Agreement.

Summary of the Plan

The following summary of the Plan is qualified in its entirety by the specific language of the Plan:

General.

The Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the United States Code, to our employees and nonstatutory stock options, restricted stock, performance units, performance shares, RSUs, and other stock based awards to our employees, directors, and consultants. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants and to promote the success of our business.

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Common Stock Available Under the Plan.

As of the date of adoption of the Plan by the shareholders of the Company, there are 25,536,459 shares of Common Stock reserved for issuance pursuant to awards under the Plan. This number shall be adjusted appropriately pursuant to the terms of the Merger described herein.

If an award expires or is terminated or canceled without having been exercised or settled in full, or is forfeited back to or repurchased by us, the terminated portion of the award (or forfeited or repurchased shares subject to the award) will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares are not deemed to be issued under the Plan with respect to any portion of an award that is settled in cash or to the extent such shares are withheld in satisfaction of tax withholding obligations. If the exercise or purchase price of an award is paid for through the tender of shares, or tax withholding obligations are met through the tender or withholding of shares, those shares tendered or withheld will again be available for issuance under the Plan. However, shares that have actually been transferred to a financial institution or other person or entity selected by the Plan administrator will not be returned to the Plan and will not be available for future distribution under the Plan.

Administration of the Plan.

Our Board, or one or more committees appointed by the Board, will administer our Plan (the “administrator”). The administrator has the power to determine the terms of the awards, including the exercise price (which may be changed by the administrator after the date of grant), the number of shares subject to each award (subject to the limits under the Plan), the exercisability of the awards and the form of consideration payable upon exercise. The administrator also has the power to implement an award exchange program, an award transfer program (whereby awards may be transferred to a financial institution or other person or entity selected by the Plan administrator), and a program through which participants may reduce cash compensation payable in exchange for awards, and to create other stock based awards that are valued in whole or in part by reference to (or are otherwise based on) shares of our common stock (or the cash equivalent of such shares).

Eligibility.

Nonstatutory stock options, restricted stock, stock appreciation rights, performance units, performance shares, RSUs, and other stock based awards may be granted under the Plan to our employees, directors, and consultants. Incentive stock options may be granted only to employees.

Limitations.

Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with certain awards granted to such persons.

Options.

A stock option is the right to purchase shares of our Common Stock at a fixed exercise price for a fixed period of time. Each option is evidenced by a stock option agreement and is subject to the following terms and conditions:

Number of Options. The administrator will determine the number of shares granted to any eligible individual pursuant to a stock option.

Exercise Price. The administrator will determine the exercise price of options granted under our Plan at the time the options are granted, but with respect to nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and all incentive stock options, the exercise price generally must be at least equal to the fair market value of our Common Stock on the date of grant. The exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of common stock generally is determined with reference to the closing sale price for our common stock (or the closing bid if no sales were reported) on the day the option is granted.

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Exercise of Option; Form of Consideration. The administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. To the extent permitted by applicable law, the Plan permits payment to be made by cash, check, promissory note, other shares of our Common Stock (with some restrictions), cashless exercises, a reduction in the amount of our liability to the participant, any combination of the prior methods of payment or any other form of consideration permitted by applicable law.

Term of Option. The term of stock options will be stated in the stock option agreement. However, the term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term must not exceed five years. No option may be exercised after the expiration of its term.

Termination of Service. After termination of service, an option holder may exercise his or her option for the period of time determined by the administrator and stated in the option agreement. In the absence of a time specified in a participant’s award agreement, a participant may exercise the option within three months of such termination, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement), unless such participant’s service terminates due to the participant’s death or disability, in which case the participant or, if the participant has died, the participant’s estate, beneficiary designated in accordance with the administrator’s requirements or the person who acquires the right to exercise the option by bequest or inheritance may exercise the option, to the extent the option was vested on the date of termination (or to the extent the vesting is accelerated upon the participant’s death), within one year from the date of such termination.

Nontransferability of Options. Unless otherwise determined by the administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee. However, the administrator may at any time implement an award transfer program (whereby awards may be transferred to a financial institution or other person or entity selected by the Plan administrator).

Restricted Stock.

Restricted stock awards are awards of shares of our Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator may impose whatever conditions to vesting it determines to be appropriate including, if the administrator has determined it is desirable for the award to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, that the restricted stock will vest based on the achievement of performance goals. Each award of restricted stock is evidenced by an award agreement specifying the terms and conditions of the award. The administrator will determine the number of shares of restricted stock granted to any employee. The administrator also determines the purchase price of any grants of restricted stock and, unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the purchaser’s service with us for any reason including death or disability.

Restricted Stock Units.

Restricted Stock Units (“RSUs”) are awards of restricted stock, performance shares, or performance units that are paid out in installments or on a deferred basis. The administrator determines the terms and conditions of RSUs. Each RSU award will be evidenced by an award agreement that will specify terms and conditions as the administrator may determine in its sole discretion, including, without limitation whatever conditions to vesting it determines to be appropriate. As with awards of restricted stock, performance shares, and performance units, the administrator may set restrictions with respect to the RSUs based on the achievement of specific performance goals. The administrator also determines the number of shares granted pursuant to a RSU award.

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Performance Shares and Performance Units.

Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The performance goals may be based upon the achievement of company-wide, divisional, or individual goals (including solely continued service), applicable securities laws or other basis determined by the administrator. Payment for performance units and performance shares may be made in cash or in shares of our common stock with equivalent value, or in some combination, as determined by the administrator. Performance units will have an initial dollar value established by the administrator prior to the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date. The administrator also determines the number of performance shares and performance units granted to any employee. Each performance unit and performance share is evidenced by an award agreement, and is subject to the terms and conditions determined by the administrator.

Other Stock Based Awards.

The administrator has the authority to create awards under the Plan in addition to those specifically described in the Plan. These awards must be valued in whole or in part by reference to, or must otherwise be based on, the shares of our common stock (or the cash equivalent of such shares). These awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Plan and/or cash awards made outside the Plan. Each other stock based award will be evidenced by an award agreement that will specify terms and conditions as the administrator may determine.

Transferability of Awards.

Unless the administrator determines otherwise, our Plan does not allow for the transfer of awards other than by will, by the laws of descent and distribution, or pursuant to an award transfer program which the administrator has reserved the discretion to implement from time to time. Only the participant may exercise an award during his or her lifetime.

Performance Goals.

Under Section 162(m) of the Code, the annual compensation paid to the chief executive officer, the chief financial officer, and each of the other three most highly compensated executive officers, if and when applicable, (our named executive officers) may not be deductible to the extent it exceeds $1,000,000. However, we are able to preserve the deductibility of compensation in excess of $1,000,000 if the conditions of Section 162(m) of the Code are met. These conditions include stockholder approval of the Plan, setting limits on the number of awards that any individual may receive, and for awards other than options establishing performance criteria that must be met before the award actually will vest or be paid. The administrator (in its discretion) may make performance goals applicable to a participant. The performance goals may differ from participant to participant and from award to award. Any criteria used may be measured, as applicable, in absolute terms or in relative terms (including passage of time and/or against another company or companies), on a per-share basis, against the performance of the company as a whole or any segment of the company, and on a pre-tax or after-tax basis.

Adjustments upon Changes in Capitalization.

In the event that our stock changes by reason of any dividend (excluding an ordinary dividend) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of our securities, or other similar change in our capital structure, the administrator will make the adjustments to the number and class of shares of common stock subject to the Plan, the maximum number of shares of Common Stock that may be issued to any individual in any fiscal year pursuant to awards, and the number, class, and price of shares of common stock subject to any outstanding award.

Adjustments upon Liquidation or Dissolution.

In the event of our liquidation or dissolution, any unexercised award will terminate. The administrator may, in its sole discretion, provide that each participant will have the right to exercise all or any part of the award, including shares as to which the award would not otherwise be exercisable.

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Adjustments upon Merger or Change in Control.

Our Plan provides that in the event of a merger with or into another corporation or our “change in control,” including the sale of all or substantially all of our assets, the successor corporation will assume or substitute an equivalent award for each outstanding award. Unless determined otherwise by the administrator, any outstanding options not assumed or substituted for will be fully vested and exercisable, including as to shares that would not otherwise have been vested and exercisable, for a period of up to 15 days from the date of notice to the holder of such award. The option or stock appreciation right will terminate at the end of such period. Unless determined otherwise by the administrator, any restricted stock, performance shares, performance units, RSUs, or other stock based awards not assumed or substituted for will be fully vested as to all of the shares subject to the award, including shares which would not otherwise be vested. In the event an outside director is terminated immediately prior to or following a change in control, other than pursuant to a voluntary resignation, the awards he or she received under the Plan will fully vest and become immediately exercisable.

Amendment and Termination of Our Plan.

Our Plan will automatically terminate in 2016, unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend, or terminate our Plan provided it does not adversely affect any award previously granted under our Plan.

Plan Benefits

Except as set forth below, the amount and timing of awards granted under the Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

U.S. Federal Income Tax Information

Incentive Stock Options.

An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options.

An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

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Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units.

A participant generally will not have taxable income at the time an award of restricted stock and RSUs are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture (e.g., vested). However, a holder of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award less any amount paid for the shares on the date the award is granted.

Our Tax Impact from Awards.

We generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our named executive officers. Under Section 162(m) of the Code, the annual compensation paid to named executive officers may not be deductible to the extent it exceeds $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) of the Code are met. These conditions include stockholder approval of the Plan and setting limits on the number of awards that any individual may receive per year. The Plan has been designed to permit the administrator to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, which permits us to continue to receive a federal income tax deduction in connection with such awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation paid during our fiscal year ended March 31, 2014, and our fiscal year ended March 31, 2013, for (i) our Chief Executive Officer, Michael Jay Solomon.

Position	Year Ended	Salary ($)	Bonus ($)	Stock ($)	All Other ($)	Total ($)
Michael Jay Solomon (CEO)	March 31, 2014	*	--	--	--	--
	March 31, 2013	*	--	--	--	--

* Michael Jay Solomon has forgone of $375,000 per annum due to the limited capital of the company.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS

We currently have an outstanding oral contract with our CEO, Michael Jay Solomon.  Mr. Solomon has forgone payments for the last two fiscal years ended March 31, 2014 and 2013 respectively of $375,000 per annum due to the limited capital of the company.

Director Compensation

Non-employee director compensation for a new director is determined on a case by case basis by the existing members of the board of directors at the time a director is elected. Any subsequent compensation in the form of stock options are issued on a case by case basis.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of our officers, directors or any of their respective affiliates has any interest in any of the matters to be acted upon, as set forth in this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 19, 2014, by (a) each person who is known by us to beneficially own 5% or more of our common stock, (b) each of our directors and executive officers, and (c) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Shares	Shares Underlying Convertible Securities(2)	Total	Percent of Class(2)
Directors and named Executive Officers
Michael Jay Solomon	65,443,847	-	65,443,847	51.3%
Martin Pompadour	-	300,000	300,000	* %
All directors and executive officers as a group (2 persons)	65,443,847	300,000	65,743,847	51.4%

Beneficial Owners of 5% or more
Ryan Tedder (3)	9,433,963	-	9,433,963	7.4%
Legend Securities, Inc. (4)	-	17,904,857	17,904,857	12.3%

*	Less than one percent.

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is Truli Media Group, Inc., 515 Chalette Drive, Beverly Hills, CA 90210.

(2)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. There are 127,682,295 shares of common stock issued and outstanding as of December 19, 2014.

(3)	45 Broadway, 32nd Floor, New York, New York 10006

(4)	45 Broadway, 32nd Floor, New York, New York 10006

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EFFECITVE DATE

The proposed corporate actions will become effective as follows:

(i)	Merger and Reincorporation into Delaware	At least 20 days after the date in which this Information Statement is mailed to our shareholders

(ii)	Reverse Stock Split	At least 20 days after the date in which this Information Statement is mailed to our shareholders
(iii)	Adoption of 2014 Equity Compensation Plan	At least 20 days after the date in which this Information Statement is mailed to our shareholders

NOTICE OF INTERNET AVAILABILITY

This Information Statement and all accompanying appendices will be available in full on the Company’s website at www.truli.com under the hyperlink entitled “Investors” or at http://www.truli.com/corporate/investors.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the U.S. Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the Securities and Exchange Commission.

By Order of the Board of Directors
Of Truli Media Group, Inc.

/s/ Michael Jay Solomon
Michael Jay Solomon
Chief Executive Officer
Beverly Hills, California January 26, 2015

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Appendix A

AGREEMENT AND PLAN OF MERGER

OF

TRULI MEDIA GROUP, INC., AN OKLAHOMA CORPORATION

AND

TRULI MEDIA GROUP, INC., A DELAWARE CORPORATION

THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of January [*], 2015 made and entered into by and between Truli Media Group, Inc., an Oklahoma corporation ("Truli"), and Truli Media Group, Inc., a Delaware corporation ("TMG"), which corporations are sometimes referred to herein as the "Constituent Corporations."

W I T N E S S E T H:

WHEREAS, Truli is a corporation organized and existing under the laws of the State of Oklahoma, having been incorporated on July 28, 2008, under the laws of the State of Oklahoma under the name S.A. Recovery Corp under the Oklahoma General Corporation Act (the “OGCA”); and

WHEREAS, TMG is a wholly-owned subsidiary corporation of Truli, having been incorporated under the laws of the State of Delaware under the Delaware General Corporation Law (the “DGCL”) on January [*], 2015; and

WHEREAS, the respective Boards of Directors of Truli and TMG have determined that it is desirable to merge TRULI with and into TMG and that TMG shall be the surviving corporation (the "Merger"); and

WHEREAS, the parties intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Truli and TMG hereto agree as follows:

ARTICLE I
MERGER

1.1 On the effective date of the Merger (the "Effective Date"), as provided herein, Truli shall be merged with and into TMG, the separate existence of Truli shall cease and TMG (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name of Truli Media Group, Inc. by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be [*].

A-1

ARTICLE II
CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

2.1 The name of the Surviving Corporation shall be "Truli Media Group, Inc." The Certificate of Incorporation of the Surviving Corporation, attached hereto as Exhibit A, as in effect on the date hereof, shall be the Certificate of Incorporation of TMG (the "TMG Charter") without change, unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.

ARTICLE III
BYLAWS OF THE SURVIVING CORPORATION

3.1 The Bylaws of the Surviving Corporation, as in effect on the date hereof shall be the Bylaws of TMG (the "TMG Bylaws") without change, unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.

ARTICLE IV
EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

4.1 On the Effective Date, up to, at the discretion of the board of directors, every fifty (50) shares of Common Stock of Truli, par value $0.001 per share (the "Truli Common Stock") shall be converted into one (1) share of Common Stock, par value $0.0001 per share, of TMG (the "TMG Common Stock") (“Split Ratio”), and each outstanding share of TMG Common Stock held by Truli shall be retired and canceled. In addition any outstanding debt securities of Truli shall be assumed by TMG and converted into debt securities of TMG in accordance with the provisions of this Article IV.

4.2 All options rights to acquire Truli Common Stock, and all outstanding warrants or rights outstanding on the Effective Date to purchase Truli Common Stock, will automatically be converted into options, warrants and rights to purchase such number of shares of TMG Common Stock in such amounts commensurate with the Split Ratio and at up to such percentage of the exercise, conversion or strike price of such converted options, warrants and rights in a basis commensurate with the Split Ratio.

4.3 After the Effective Date, (i) certificates representing shares of Truli Common Stock will represent shares of TMG Common Stock,, and upon surrender of the same to the transfer agent for Truli, who also shall serve as the transfer agent for TMG, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of TMG Common Stock into which such shares of Truli Common Stock shall have been converted pursuant to Article 4.1.

4.4 Holders of Truli Common Stock, options, warrants and rights to acquire Truli Common Stock prior to the Merger who would otherwise be entitled to receive a fraction of a share of TMG Common Stock or a fraction of an option, warrant or right to acquire TMG Common Stock as a result of the Merger will receive an additional share or option, warrant or right to acquire an additional share of TMG Common Stock.

ARTICLE V
CORPORATE EXISTENCE, POWERS AND LIABILITIES OF THE SURVIVING
CORPORATION

5.1 On the Effective Date, the separate existence of Truli shall cease. Truli shall be merged with and into TMG, the Surviving Corporation, in accordance with the provisions of this Agreement. Thereafter, TMG shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; all singular rights, privileges, powers and franchises of Truli and TMG, and all property, real, personal and mixed and all debts due to each of them on whatever account, shall be vested in TMG; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of TMG, the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise, vested in Truli and TMG, or either of them, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon the property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of Truli shall thenceforth attach to TMG, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

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5.2 Truli agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of Truli and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE VI
OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

6.1 Upon the Effective Date, the officers and directors of Truli shall become the officers and directors of TMG, and such persons shall hold office in accordance with the TMG Bylaws until their respective successors shall have been appointed or elected.

6.2 If upon the Effective Date, a vacancy shall exist in the board of directors of the Surviving Corporation, such vacancy shall be filled in the manner provided by the TMG Bylaws.

ARTICLE VII
DISSENTING SHARES

7.1 Holders of shares of Truli Common Stock, who have complied with all requirements for perfecting their rights of appraisal set forth in Section 18-1091 of the OGCA shall be entitled to their rights under Oklahoma law with payments to be made by the Surviving Corporation.

ARTICLE VIII
APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE, CONDUCT OF BUSINESS
PRIOR TO EFFECTIVE DATE

7.1 Promptly after the approval of this Agreement by the requisite number of shareholders of Truli, and compliance with any applicable laws, the respective Boards of Directors of Truli and TMG will cause their duly authorized officers to make and execute Articles of Merger and a Certificate of Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Secretaries of State of Oklahoma and Delaware, respectively, in accordance with the OGCA and the DGCL. The Effective Date shall be the date on which the Certificate of Merger is filed with the Secretary of State of Delaware and the Secretary of State of Oklahoma.

7.2 The Boards of Directors of Truli and TMG may amend this Agreement and the TMG Charter or TMG Bylaws at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of Truli may not (i) change the amount or kind of shares to be received in exchange for or on conversion of the shares of the Truli Common Stock or (ii) alter or change any of the terms and conditions of this Agreement or the TMG Charter or TMG Bylaws if such change would adversely affect the holders of the Truli Common Stock.

ARTICLE IX
TERMINATION OF MERGER

9.1 This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the board of directors of Truli and TMG.

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ARTICLE X
MISCELLANEOUS

10.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.

10.2 EXPENSES. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, Truli shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

10.3 AGREEMENT. An executed copy of this Merger Agreement will be on file at the principal place of business of the Surviving Corporation at 515 Chalette Drive, Beverly Hills, CA 90210 and, upon request and without cost, a copy thereof will be furnished to any shareholder.

10.4 COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

TRULI MEDIA GROUP, INC.,
a Delaware corporation

By:
Michael Jay Solomon, Chief Executive Officer

TRULI MEDIA GROUP, INC.,
an Oklahoma corporation

By:
Michael Jay Solomon, Chief Executive Officer

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Appendix B

CERTIFICATE OF INCORPORATION

OF

TRULI MEDIA GROUP, INC.

ARTICLE I

The name of this Corporation is Truli Media Group, Inc. (this “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the state of Delaware is [*], county of [*], Delaware, [zip code]. The name of its registered agent in charge thereof is [*].

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (“DGCL”).

ARTICLE IV

The authorized capital stock of the Corporation shall consist of: (i) one hundred million (100,000,000) shares of Common Stock having a par value of $0.0001 per share, and (ii) ten million (10,000,000) shares of “blank check” Preferred Stock having a par value of $0.0001 per share. Authority is hereby expressly granted to the board of directors (“Board”) of the Corporation to fix by resolution or resolutions any of the designations, power, preferences and rights, and any of the qualifications, limitations or restrictions which are permitted by the DGCL in respect of any class or classes of Preferred Stock or any series of any class of Preferred Stock of the Corporation.

ARTICLE V

The Board shall have the power to adopt, amend or repeal the Bylaws.

ARTICLE VI

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director, provided that this provisions shall not eliminate or limit the liability of a director under applicable law: (i) for any breach of the director’s loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith which involve intentional misconduct or a knowing violation of the law; (iii) for unlawful payment of dividend or unlawful stock purchase or redemption as such liability is imposed under Section 174 of the DGCL; or (iv) for any transaction from which the officer or director derived an improper personal benefit. No amendment to appeal of this Article V shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

IN WITNESS WHEREOF, this Certificate of Incorporation has been duly authorized and is being executed by an authorized officer of the Corporation on this [*]th day of January, 2015.

By:	/s/ Michael Jay Solomon
Chief Executive Officer
Truli Media Group, Inc.

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Appendix C

BYLAWS OF TRULI MEDIA GROUP, INC.

ARTICLE I

CORPORATE OFFICES

1.1        REGISTERED OFFICE.

The registered office of Truli Media Group, Inc. shall be fixed in the corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (as so amended and/or restated, the “Certificate”).

1.2        OTHER OFFICES.

The corporation’s Board of Directors (the “Board”) may at any time establish other offices at any place or places.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1        PLACE OF MEETINGS.

Meetings of stockholders shall be held at any place within or outside the State of Delaware as designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2        ANNUAL MEETING.

The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board.  At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3        SPECIAL MEETING.

Unless otherwise required by law or the Certificate, special meetings of the stockholders may be called at any time, for any purpose or purposes, only by (i) the Board, (ii) the Chairman of the Board, (iii) the chief executive officer (or, in the absence of a chief executive officer, the president) of the corporation, or (iv) holders of more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the corporation then entitled to vote.

If any person(s) other than the Board calls a special meeting, the request shall:

(i)	be in writing;

(ii)	specify the general nature of the business proposed to be transacted; and

(iii)	be delivered personally or sent by registered mail or by facsimile transmission to the secretary of the corporation.

Upon receipt of such a request, the Board shall determine the date, time and place of such special meeting, which must be scheduled to be held on a date that is within ninety (90) days of receipt by the secretary of the request therefor, and the secretary of the corporation shall prepare a proper notice thereof. No business may be transacted at such special meeting other than the business specified in the notice to stockholders of such meeting.

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2.4        NOTICE OF STOCKHOLDERS’ MEETINGS.

All notices of meetings of stockholders shall be sent or otherwise given in accordance with either Section 2.5 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, except as otherwise required by applicable law. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Any previously scheduled meeting of stockholders may be postponed, and, unless the Certificate provides otherwise, any special meeting of the stockholders may be cancelled by resolution duly adopted by a majority of the Board members then in office upon public notice given prior to the date previously scheduled for such meeting of stockholders.

Whenever notice is required to be given, under the DGCL, the Certificate or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given, under any provision of the DGCL, the Certificate or these bylaws, to any stockholder to whom (a) notice of two (2) consecutive annual meetings, or (b) all, and at least two (2) payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person’s address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth such person’s then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL.

The exception in subsection (a) of the above paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

2.5        MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of stockholders shall be given:

(i)	if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the corporation’s records;

(ii)	if electronically transmitted, as provided in Section 8.1 of these bylaws; or

(iii)	otherwise, when delivered.

An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or any other agent of the corporation that the notice has been given shall, in the absence of fraud, be   prima facie   evidence of the facts stated therein.

Notice may be waived in accordance with Section 7.13 of these bylaws.

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2.6        QUORUM

Unless otherwise provided in the Certificate or required by law, stockholders representing a one-third of the voting power of the issued and outstanding capital stock of the corporation, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If such quorum is not present or represented at any meeting of the stockholders, then the chairman of the meeting, or the stockholders representing a majority of the voting power of the capital stock at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The stockholders present at a duly called meeting at which quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.7        ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the continuation of the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with the provisions of Section 2.4 and 2.5 of these bylaws.

2.8        ADMINISTRATION OF THE MEETING

Meetings of stockholders shall be presided over by the chairman of the Board or, in the absence thereof, by such person as the chairman of the Board shall appoint, or, in the absence thereof or in the event that the chairman shall fail to make such appointment, any officer of the corporation elected by the Board. In the absence of the secretary of the corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

The Board shall, in advance of any meeting of stockholders, appoint one (1) or more inspector(s), who may include individual(s) who serve the corporation in other capacities, including without limitation as officers, employees or agents, to act at the meeting of stockholders and make a written report thereof. The Board may designate one (1) or more persons as alternate inspector(s) to replace any inspector, who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one (1) or more inspector(s) to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector(s) or alternate(s) shall have the duties prescribed pursuant to Section 231 of the DGCL or other applicable law.

The Board shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including without limitation establishing an agenda of business of the meeting, rules or regulations to maintain order, restrictions on entry to the meeting after the time fixed for commencement thereof and the fixing of the date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting (and shall announce such at the meeting).

2.9        VOTING.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

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Except as otherwise provided in the provisions of Section 213 of the DGCL (relating to the fixing of a date for determination of stockholders of record) or these bylaws, each stockholder shall be entitled to that number of votes for each share of capital stock held by such stockholder as set forth in the Certificate.

In all matters, other than the election of directors and except as otherwise required by law, the Certificate or these bylaws, the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The stockholders of the corporation shall not have the right to cumulate their votes for the election of directors of the corporation.

2.10      STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office, its principal place of business, or an officer or agent of the corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by holders representing a sufficient amount of shares to take the action were delivered to the corporation.

2.11      RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS.

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

If the Board does not fix a record date in accordance with these bylaws and applicable law:

(i)	The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii)	The record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation.

(iii)	The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

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A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.12      PROXIES.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A stockholder may also authorize another person or persons to act for him, her or it as proxy in the manner(s) provided under Section 212(c) of the DGCL or as otherwise provided under Delaware law. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13      LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business.

In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.14      ADVANCE NOTICE OF STOCKHOLDER BUSINESS

Only such business shall be conducted as shall have been properly brought before a meeting of the stockholders of the corporation. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) a proper matter for stockholder action under the DGCL that has been properly brought before the meeting by a stockholder (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.14 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.14. For such business to be considered properly brought before the meeting by a stockholder such stockholder must, in addition to any other applicable requirements, have given timely notice in proper form of such stockholder’s intent to bring such business before such meeting. To be timely, such stockholder’s notice must be delivered to or mailed and received by the secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th ) day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

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To be in proper form, a stockholder’s notice to the secretary shall be in writing and shall set forth:

(a)	the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder;

(b)	a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice;

(c)	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(d)	any material interest of the stockholder in such business; and

(e)	any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “ Exchange Act”).

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.14. The chairman of the meeting may refuse to acknowledge the proposal of any business not made in compliance with the foregoing procedure.

2.15      ADVANCE NOTICE OF DIRECTOR NOMINATIONS

Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the Certificate with respect to the right of holders of preferred stock of the corporation to nominate and elect a specified number of directors. To be properly brought before an annual meeting of stockholders, or any special meeting of stockholders called for the purpose of electing directors, nominations for the election of director must be (a) specified in the notice of meeting (or any supplement thereto), (b) made by or at the direction of the Board (or any duly authorized committee thereof) or (c) made by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.15 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.15.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation. To be timely, a stockholder’s notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation, in the case of an annual meeting, in accordance with the provisions set forth in Section 2.14, and, in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the secretary must set forth:

(a)	as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

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(b)	as to such stockholder giving notice, the information required to be provided pursuant to Section 2.14.

Subject to the rights of any holders of preferred stock of the corporation, no person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 2.15. If the chairman of the meeting properly determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

ARTICLE III

DIRECTORS

3.1        POWERS.

Subject to the provisions of the DGCL and any limitations in the Certificate, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2        NUMBER OF DIRECTORS.

Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3        ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

Except as provided in Section 3.4 and Section 3.13 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the Certificate or these bylaws. The Certificate or these bylaws may prescribe other qualifications for directors. Each director, including a director elected to fill a vacancy, shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

All elections of directors shall be by written ballot, unless otherwise provided in the Certificate. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must be either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized.

3.4        RESIGNATION AND VACANCIES.

Any director may resign at any time upon written notice or by electronic transmission to the corporation.

Subject to the rights of the holders of any series of preferred stock of the corporation then outstanding and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors, or any vacancies on the Board resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law, be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. When one or more directors resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section 3.4 in the filling of other vacancies.

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3.5        PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the Certificate or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6        REGULAR MEETINGS.

Regular meetings of the Board may be held with at least five business days prior notice at such time and at such place as shall from time to time be determined by the Board.

3.7        SPECIAL MEETINGS; NOTICE.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairman of the Board, the chief executive officer, a president, the secretary or any two directors. The person(s) authorized to call special meetings of the Board may fix the place and time of the meeting.

Notice of the time and place of special meetings shall be:

(i)         delivered personally by hand, by courier or by telephone;

(ii)        sent by United States first-class mail, postage prepaid;

(iii)       sent by facsimile; or

(iv)       sent by electronic mail, directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate such notice to the director. The notice need not specify the place of the meeting if the meeting is to be held at the corporation’s principal executive office nor the purpose of the meeting.

3.8        QUORUM.

Except as otherwise required by law or the Certificate, at all meetings of the Board, a majority of the authorized number of directors (as determined pursuant to Section 3.2 of these bylaws) shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of these bylaws. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate or these bylaws.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the directors present at that meeting.

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3.9        WAIVER OF NOTICE

Whenever notice is required to be given under any provisions of the DGCL, the Certificate or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws.

3.10      BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the Certificate or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.11      ADJOURNED MEETING; NOTICE.

If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.12      FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the Certificate or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.13      REMOVAL OF DIRECTORS.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director or the entire Board may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the corporation then entitled to vote in the election of directors.

3.14      CORPORATE GOVERNANCE COMPLIANCE.

Without otherwise limiting the powers of the Board set forth in Section 3.1 and provided that shares of capital stock of the corporation are listed for trading on either The Nasdaq National Market (“NASDAQ”) or the New York Stock Exchange (“NYSE”), the corporation shall comply with the corporate governance rules and requirements of the NASDAQ or the NYSE, as applicable.

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ARTICLE IV

COMMITTEES

4.1        COMMITTEES OF DIRECTORS.

The Board may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise such lawfully delegable powers and duties as the Board may confer. Each committee will comply with all applicable provisions of: the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission, and the rules and requirements of NASDAQ or NYSE, as applicable, and will have the right to retain independent legal counsel and other advisers at the corporation’s expense.

4.2        COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report to the Board when required.

4.3        MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)	Section 3.5 (place of meetings and meetings by telephone);

(ii)	Section 3.6 (regular meetings);

(iii)	Section 3.7 (special meetings and notice);

(iv)	Section 3.8 (quorum);

(v)	Section 3.9 (waiver of notice);

(vi)	Section 3.10 (action without a meeting); and

(vii)	Section 3.11 (adjournment and notice of adjournment).

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members.

Notwithstanding the foregoing:

(i)	the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)	special meetings of committees may also be called by resolution of the Board; and

(iii)	notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

4.4        AUDIT COMMITTEE

The Board shall establish an Audit Committee whose principal purpose will be to oversee the corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the corporation and its subsidiaries. The Audit Committee will also determine the appointment of the independent auditors of the corporation and any change in such appointment and ensure the independence of the corporation’s auditors. In addition, the Audit Committee will assume such other duties and responsibilities as the Board may confer upon the committee from time to time. In the event of any inconsistency between this Section 4.4 and the Certificate, the terms of the Certificate will govern.

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4.5        CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The Board shall establish a Corporate Governance and Nominating Committee whose principal duties will be to assist the Board by identifying individuals qualified to become Board members consistent with criteria approved by the Board, to recommend to the Board for its approval the slate of nominees to be proposed by the Board to the stockholders for election to the Board, to develop and recommend to the Board the governance principles applicable to the corporation, as well as such other duties and responsibilities as the Board may confer upon the committee from time to time. In the event the Corporate Governance and Nominating Committee will not be recommending a then incumbent director for inclusion in the slate of nominees to be proposed by the Board to the stockholders for election to the Board, and provided such incumbent director has not notified the Committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board, then, in the case of an election to be held at an annual meeting of stockholders, the Committee will recommend the slate of nominees to the Board at least thirty (30) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of these bylaws for stockholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of stockholders, at least ten (10) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of these bylaws for stockholders to submit nominations for directors at such special meeting. In the event of any inconsistency between this Section 4.5 and the Certificate, the terms of the Certificate will govern.

4.6        COMPENSATION COMMITTEE

The Board shall establish a Compensation Committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of the corporation, to recommend to the Board a compensation program for outside Board members, as well as such other duties and responsibilities as the Board may confer upon the committee from time to time. In the event of any inconsistency between this Section 4.6 and the Certificate, the terms of the Certificate will govern.

ARTICLE V

OFFICERS

5.1          OFFICERS.

The officers of the corporation shall be a chief executive officer, one or more presidents (at the discretion of the Board), a chairman of the Board and a secretary. The corporation may also have, at the discretion of the Board, a vice chairman of the Board, a chief financial officer, a treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws.

Any number of offices may be held by the same person.

5.2          APPOINTMENT OF OFFICERS.

The Board shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. A failure to elect officers shall not dissolve or otherwise affect the corporation.

5.3          SUBORDINATE OFFICERS.

The Board may appoint, or empower the chief executive officer and/or one or more presidents of the corporation, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

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5.4          REMOVAL AND RESIGNATION OF OFFICERS.

Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer appointed by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5          VACANCIES IN OFFICES.

Any vacancy occurring in any office of the corporation shall be filled by the Board or as provided in Section 5.2.

5.6        CHAIRMAN OF THE BOARD.

The chairman of the Board shall be a member of the Board and, if present, preside at meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board or as may be prescribed by these bylaws.  The chairman shall be appointed by a majority of the Board then in office.  If there is no chief executive officer or president of the corporation as a result of the death, resignation or removal of such officer, then the chairman of the Board may also serve in an interim capacity as the chief executive officer of the corporation until the Board shall appoint a new chief executive officer and, while serving in such interim capacity, shall have the powers and duties prescribed in Section 5.7 of these bylaws.

5.7        CHIEF EXECUTIVE OFFICER.

Subject to the control of the Board and any supervisory powers the Board may give to the chairman of the Board, the chief executive officer shall, together with the president or presidents of the corporation, have general supervision, direction, and control of the business and affairs of the corporation and shall see that all orders and resolutions of the Board are carried into effect. The chief executive officer shall, together with the president or presidents of the corporation, also perform all duties incidental to this office that may be required by law and all such other duties as are properly required of this office by the Board of Directors. The chief executive officer shall serve as chairman of and preside at all meetings of the stockholders. In the absence of the chairman of the Board, the chief executive officer shall preside at all meetings of the Board.

5.8        PRESIDENTS.

Subject to the control of the Board and any supervisory powers the Board may give to the chairman of the Board, the president or presidents of the corporation shall, together with the chief executive officer, have general supervision, direction, and control of the business and affairs of the corporation and shall see that all orders and resolutions of the Board are carried into effect. A president shall have such other powers and perform such other duties as from time to time may be prescribed for him or her by the Board, these bylaws, or the chairman of the Board.

5.9        VICE PRESIDENTS.

In the absence or disability of any president, the vice presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a vice president designated by the Board, shall perform all the duties of a president. When acting as a president, the appropriate vice president shall have all the powers of, and be subject to all the restrictions upon, that president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these bylaws, the chairman of the Board, the chief executive officer or, in the absence of a chief executive officer, one of more of the presidents.

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5.10      SECRETARY.

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show:

(i)           the time and place of each meeting;

(ii)          whether regular or special (and, if special, how authorized and the notice given);

(iii)         the names of those present at directors’ meetings or committee meetings;

(iv)         the number of shares present or represented at stockholders’ meetings; and

(v)          the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register showing:

(i)           the names of all stockholders and their addresses;

(ii)          the number and classes of shares held by each;

(iii)         the number and date of certificates evidencing such shares; and

(iv)         the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board required to be given by law or by these bylaws. The secretary shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these bylaws.

5.11        CHIEF FINANCIAL OFFICER.

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as the Board may designate. The chief financial officer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and directors, whenever they request it, an account of all his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these bylaws.

The chief financial officer may be the treasurer of the corporation.

5.12      TREASURER.

The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

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The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as the Board may designate. The treasurer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the chief executive officer or, in the absence of a chief executive officer, one or more of the presidents and directors, whenever they request it, an account of all his or her transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these bylaws.

5.13      ASSISTANT SECRETARY.

The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of the secretary’s inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as may be prescribed by the Board or these bylaws.

5.14      ASSISTANT TREASURER.

The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the chief financial officer or treasurer or in the event of the chief financial officer’s or treasurer’s inability or refusal to act, perform the duties and exercise the powers of the chief financial officer or treasurer, as applicable, and shall perform such other duties and have such other powers as may be prescribed by the Board or these bylaws.

5.15      REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairman of the Board, the chief executive officer, any president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board, the chief executive officer, a president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares or other equity interests of any other corporation or entity standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.16      AUTHORITY AND DUTIES OF OFFICERS.

In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board.  Any officer may hold two or more offices.

ARTICLE VI

RECORDS AND REPORTS

6.1        MAINTENANCE AND INSPECTION OF RECORDS.

The corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws, as may be amended to date, minute books, accounting books and other records.

Any such records maintained by the corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the DGCL. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

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Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal executive office.

6.2        INSPECTION BY DIRECTORS.

Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director.

ARTICLE VII

GENERAL MATTERS

7.1        CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS.

From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

7.2        EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

Except as otherwise provided in these bylaws, the Board, or any officers of the corporation authorized thereby, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances.

7.3        STOCK CERTIFICATES; PARTLY PAID SHARES.

The shares of the corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the Board, or a president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, and upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

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7.4        SPECIAL DESIGNATION ON CERTIFICATES.

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.5        LOST CERTIFICATES.

Except as provided in this Section 7.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.6        CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

7.7        DIVIDENDS.

The Board, subject to any restrictions contained in either (i) the DGCL, or (ii) the Certificate, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock.

The Board may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

7.8        FISCAL YEAR.

The fiscal year of the corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.9        SEAL.

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.10      TRANSFER OF STOCK.

Transfers of stock shall be made only upon the transfer books of the corporation kept at an office of the corporation or by transfer agents designated to transfer shares of the stock of the corporation. Except where a certificate is issued in accordance with Section 7.5 of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

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7.11         STOCK TRANSFER AGREEMENTS.

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.

7.12       REGISTERED STOCKHOLDERS.

The corporation:

(i)	shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)	shall be entitled to hold liable for calls and assessments on partly paid shares the person registered on its books as the owner of shares; and

(iii)	shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.13      WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the DGCL, the Certificate or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws.

7.14     CHARITABLE FOUNDATION.

The establishment by the corporation of a charitable foundation will require Board approval, as will contributions by the corporation to the foundation and disbursements by the foundation. The Board may delegate authority over the foundation to one or more persons who are not directors of the corporation with the approval of two-thirds of the members of the Board.

ARTICLE VIII

NOTICE BY ELECTRONIC TRANSMISSION

8.1      NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the Certificate or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i)	the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

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(ii)	such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)	if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)	if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2           DEFINITION OF ELECTRONIC TRANSMISSION.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

8.3           INAPPLICABILITY.

Notice by a form of electronic transmission shall not apply to Section 164 (failure to pay for stock; remedies), Section 296 (adjudication of claims; appeal), Section 311 (revocation of voluntary dissolution), Section 312 (renewal, revival, extension and restoration of certificate of incorporation) or Section 324 (attachment of shares of stock) of the DGCL.

ARTICLE IX

INDEMNIFICATION OF DIRECTORS AND OFFICERS

9.1           POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION.

Subject to Section 9.3 of this Article IX, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the corporation or any predecessor of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

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9.2           POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION

Subject to Section 9.3 of this Article IX, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the corporation or any predecessor of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

9.3         AUTHORIZATION OF INDEMNIFICATION

Any indemnification under this Article IX (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 9.1 or Section 9.2 of this Article IX, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders (but only if a majority of the directors who are not parties to such action, suit or proceeding, if they constitute a quorum of the board of directors, presents the issue of entitlement to indemnification to the stockholders for their determination). Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the corporation. To the extent, however, that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

9.4         GOOD FAITH DEFINED

For purposes of any determination under Section 9.3 of this Article IX, to the fullest extent permitted by applicable law, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the corporation or another enterprise, or on information supplied to such person by the officers of the corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the corporation or another enterprise or on information or records given or reports made to the corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the corporation or another enterprise. The term “another enterprise” as used in this Section 9.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the corporation as a director, officer, employee or agent. The provisions of this Section 9.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 9.1 or 9.2 of this Article IX, as the case may be.

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9.5           INDEMNIFICATION BY A COURT

Notwithstanding any contrary determination in the specific case under Section 9.3 of this Article IX, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Sections 9.1 and 9.2 of this Article IX. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 9.1 or 9.2 of this Article IX, as the case may be. Neither a contrary determination in the specific case under Section 9.3 of this Article IX nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 9.5 shall be given to the corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

9.6           EXPENSES PAYABLE IN ADVANCE

To the fullest extent not prohibited by the DGCL, or by any other applicable law, expenses incurred by a person who is or was a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that if the DGCL requires, an advance of expenses incurred by any person in his or her capacity as a director or officer (and not in any other capacity) shall be made only upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article IX.

9.7           NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

The indemnification and advancement of expenses provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate, any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the corporation that indemnification of the persons specified in Sections 9.1 and 9.2 of this Article IX shall be made to the fullest extent permitted by law. The provisions of this Article IX shall not be deemed to preclude the indemnification of any person who is not specified in Section 9.1 or 9.2 of this Article IX but whom the corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

9.8           INSURANCE

To the fullest extent permitted by the DGCL or any other applicable law, the corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was a director, officer, employee or agent of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article IX.

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9.9           CERTAIN DEFINITIONS

For purposes of this Article IX, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article IX, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article IX.

9.10         SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

The rights to indemnification and advancement of expenses conferred by this Article IX shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and other personal and legal representatives of such a person.

9.11         LIMITATION ON INDEMNIFICATION

Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 9.5 hereof), the corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors of the corporation.

9.12         INDEMNIFICATION OF EMPLOYEES AND AGENTS

The corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the corporation similar to those conferred in this Article IX to directors and officers of the corporation.

9.13         EFFECT OF AMENDMENT OR REPEAL

Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of the Certificate or the bylaws inconsistent with this Article IX, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

MISCELLANEOUS

10.1         PROVISIONS OF CERTIFICATE GOVERN

In the event of any inconsistency between the terms of these bylaws and the Certificate, the terms of the Certificate will govern.

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10.2         AMENDMENT

The bylaws of the corporation may be adopted, amended or repealed by the corporation’s Board. The fact that such power has been so conferred upon the Board shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws. The fact that such power has been so conferred upon the Board shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

*        *        *        *        *

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TRULI MEDIA GROUP, INC.

a Delaware corporation

CERTIFICATE OF ADOPTION OF BYLAWS

The undersigned hereby certifies that he is the duly elected, qualified, and acting Chief Executive Officer of Truli Media Group, Inc., a Delaware corporation and that the foregoing bylaws were adopted as the corporation’s bylaws on January [*], 2015 by the corporation’s board of directors.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this [*]th day of January 2015.

/s/ Michael Jay Solomon
Michael Jay Solomon
Chief Executive Officer

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Appendix D

§18-1091. Appraisal rights.

APPRAISAL RIGHTS

A. Any shareholder of a corporation of this state who holds shares of stock on the date of the making of a demand pursuant to the provisions of subsection D of this section with respect to the shares, who continuously holds the shares through the effective date of the merger or consolidation, who has otherwise complied with the provisions of subsection D of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to the provisions of Section 1073 of this title shall be entitled to an appraisal by the district court of the fair value of the shares of stock under the circumstances described in subsections B and C of this section. As used in this section, the word “shareholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and “depository receipt” means an instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository. The provisions of this subsection shall be effective only with respect to mergers or consolidations consummated pursuant to an agreement of merger or consolidation entered into after November 1, 1988.

B. 1. Except as otherwise provided for in this subsection, appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation, or of the acquired corporation in a share acquisition, to be effected pursuant to the provisions of Section 1081, other than a merger effected pursuant to subsection G of Section 1081, and Section 1082, 1086, 1087, 1090.1 or 1090.2 of this title.

2.	a.	No appraisal rights under this section shall be available for the shares of any class or series of stock which stock, or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders to act upon the agreement of merger or consolidation, were either:

(1)	listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

(2)	held of record by more than two thousand holders.

No appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided in subsection G of Section 1081 of this title.

b.	In addition, no appraisal rights shall be available for any shares of stock, or depository receipts in respect thereof, of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided for in subsection F of Section 1081 of this title.

3. Notwithstanding the provisions of paragraph 2 of this subsection, appraisal rights provided for in this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to the provisions of Section 1081, 1082, 1086, 1087, 1090.1 or 1090.2 of this title to accept for the stock anything except:

a.	shares of stock of the corporation surviving or resulting from the merger or consolidation or depository receipts thereof, or

b.	shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than two thousand holders, or

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c.	cash in lieu of fractional shares or fractional depository receipts described in subparagraphs a and b of this paragraph, or

d.	any combination of the shares of stock, depository receipts, and cash in lieu of the fractional shares or depository receipts described in subparagraphs a, b, and c of this paragraph.

4. In the event all of the stock of a subsidiary Oklahoma corporation party to a merger effected pursuant to the provisions of Section 1083 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Oklahoma corporation.

C. Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections D and E of this section, shall apply as nearly as is practicable.

D. Appraisal rights shall be perfected as follows:

1. If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of shareholders, the corporation, not less than twenty (20) days prior to the meeting, shall notify each of its shareholders entitled to appraisal rights that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in the notice a copy of this section. Each shareholder electing to demand the appraisal of the shares of the shareholder shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of the shares of the shareholder. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends thereby to demand the appraisal of the shares of the shareholder. A proxy or vote against the merger or consolidation shall not constitute such a demand. A shareholder electing to take such action must do so by a separate written demand as herein provided. Within ten (10) days after the effective date of the merger or consolidation, the surviving or resulting corporation shall notify each shareholder of each constituent corporation who has complied with the provisions of this subsection and has not voted in favor of or consented to the merger or consolidation as of the date that the merger or consolidation has become effective; or

2. If the merger or consolidation is approved pursuant to the provisions of Section 1073 or 1083 of this title, either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within ten (10) days thereafter shall notify each of the holders of any class or series of stock of the constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of the constituent corporation, and shall include in the notice a copy of this section. The notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify the shareholders of the effective date of the merger or consolidation. Any shareholder entitled to appraisal rights may, within twenty (20) days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of the holder’s shares. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends to demand the appraisal of the holder’s shares. If the notice does not notify shareholders of the effective date of the merger or consolidation either:

a.	each constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of the constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation, or

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b.	the surviving or resulting corporation shall send a second notice to all holders on or within ten (10) days after the effective date of the merger or consolidation; provided, however, that if the second notice is sent more than twenty (20) days following the mailing of the first notice, the second notice need only be sent to each shareholder who is entitled to appraisal rights and who has demanded appraisal of the holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the shareholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than ten (10) days prior to the date the notice is given; provided, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be the effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

E. Within one hundred twenty (120) days after the effective date of the merger or consolidation, the surviving or resulting corporation or any shareholder who has complied with the provisions of subsections A and D of this section and who is otherwise entitled to appraisal rights, may file a petition in district court demanding a determination of the value of the stock of all such shareholders; provided, however, at any time within sixty (60) days after the effective date of the merger or consolidation, any shareholder shall have the right to withdraw the demand of the shareholder for appraisal and to accept the terms offered upon the merger or consolidation. Within one hundred twenty (120) days after the effective date of the merger or consolidation, any shareholder who has complied with the requirements of subsections A and D of this section, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of the shares. The written statement shall be mailed to the shareholder within ten (10) days after the shareholder’s written request for a statement is received by the surviving or resulting corporation or within ten (10) days after expiration of the period for delivery of demands for appraisal pursuant to the provisions of subsection D of this section, whichever is later.

F. Upon the filing of any such petition by a shareholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which, within twenty (20) days after service, shall file, in the office of the court clerk of the district court in which the petition was filed, a duly verified list containing the names and addresses of all shareholders who have demanded payment for their shares and with whom agreements regarding the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such duly verified list. The court clerk, if so ordered by the court, shall give notice of the time and place fixed for the hearing on the petition by registered or certified mail to the surviving or resulting corporation and to the shareholders shown on the list at the addresses therein stated. Notice shall also be given by one or more publications at least one (1) week before the day of the hearing, in a newspaper of general circulation published in the City of Oklahoma City, Oklahoma, or other publication as the court deems advisable. The forms of the notices by mail and by publication shall be approved by the court, and the costs thereof shall be borne by the surviving or resulting corporation.

G. At the hearing on the petition, the court shall determine the shareholders who have complied with the provisions of this section and who have become entitled to appraisal rights. The court may require the shareholders who have demanded an appraisal of their shares and who hold stock represented by certificates to submit their certificates of stock to the court clerk for notation thereon of the pendency of the appraisal proceedings; and if any shareholder fails to comply with this direction, the court may dismiss the proceedings as to that shareholder.

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H. After determining the shareholders entitled to an appraisal, the court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining the fair value, the court shall take into account all relevant factors. In determining the fair rate of interest, the court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any shareholder entitled to participate in the appraisal proceeding, the court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the shareholder entitled to an appraisal. Any shareholder whose name appears on the list filed by the surviving or resulting corporation pursuant to the provisions of subsection F of this section and who has submitted the certificates of stock of the shareholder to the court clerk, if required, may participate fully in all proceedings until it is finally determined that the shareholder is not entitled to appraisal rights pursuant to the provisions of this section.

I. The court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the shareholders entitled thereto. Interest may be simple or compound, as the court may direct. Payment shall be made to each shareholder, in the case of holders of uncertificated stock immediately, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing the stock. The court’s decree may be enforced as other decrees in the district court may be enforced, whether the surviving or resulting corporation be a corporation of this state or of any other state.

J. The costs of the proceeding may be determined by the court and taxed upon the parties as the court deems equitable in the circumstances. Upon application of a shareholder, the court may order all or a portion of the expenses incurred by any shareholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all of the shares entitled to an appraisal.

K. From and after the effective date of the merger or consolidation, no shareholder who has demanded appraisal rights as provided for in subsection D of this section shall be entitled to vote the stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions payable to shareholders of record at a date which is prior to the effective date of the merger or consolidation; provided, however, that if no petition for an appraisal shall be filed within the time provided for in subsection E of this section, or if the shareholder shall deliver to the surviving or resulting corporation a written withdrawal of the shareholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within sixty (60) days after the effective date of the merger or consolidation as provided for in subsection E of this section or thereafter with the written approval of the corporation, then the right of the shareholder to an appraisal shall cease; provided further, no appraisal proceeding in the district court shall be dismissed as to any shareholder without the approval of the court, and approval may be conditioned upon terms as the court deems just.

L. The shares of the surviving or resulting corporation into which the shares of any objecting shareholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Added by Laws 1986, c. 292, § 91, eff. Nov. 1, 1986. Amended by Laws 1987, c. 146, § 7, operative Nov. 1, 1987; Laws 1988, c. 323, § 19, eff. Nov. 1, 1988; Laws 1990, c. 328, § 6, eff. Sept. 1, 1990; Laws 1998, c. 422, § 21, eff. Nov. 1, 1998; Laws 2004, c. 255, § 29, eff. Nov. 1, 2004.

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Appendix E

TRULI MEDIA GROUP, INC.

2014 EQUITY COMPENSATION PLAN

EFFECTIVE DATE NOVEMBER 19, 2014

1.             Purposes of the Plan. The purposes of this Plan are:

●	to attract and retain the best available personnel for positions of substantial responsibility,

●	to provide additional incentive to Employees, Directors and Consultants, and

●	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Restricted Stock Units, Performance Units, Performance Shares and Other Stock Based Awards.

2.             Definitions. As used herein, the following definitions will apply:

(a)          “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)          “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)          “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock Based Awards.

(d)          “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)          “Award Transfer Program” means any program instituted by the Administrator which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator.

(f)          “Awarded Stock” means the Common Stock subject to an Award.

(g)          “Board” means the Board of Directors of the Company.

(h)          “Change in Control” means the occurrence of any of the following events:

(i)      Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities and within three (3) years from the date of such acquisition, a merger or consolidation of the Company with or into the person (or affiliate thereof) holding such beneficial ownership of securities of the Company is consummated; or

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(ii)     The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)    A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)     The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For purposes of this Section, “affiliate” will mean, with respect to any specified person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person (“control,” “controlled by” and “under common control with” will mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contact or credit arrangement, as trustee or executor, or otherwise).

(i)           “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(j)           “Committee” means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(k)           “Common Stock” means the Common Stock of the Company, or in the case of Performance Units and certain Other Stock Based Awards, the cash equivalent thereof.

(l)           “Company” means Truli Media Group, Inc., an Oklahoma corporation, or any successor thereto.

(m)          “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(n)           “Director” means a member of the Board.

(o)           “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(p)           “Dividend Equivalent” means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(q)           “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

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(r)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)           “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

(t)           “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i)      If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(iv)    Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(u)          “Fiscal Year” means the fiscal year of the Company.

(v)         “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)          “Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Committee (in its discretion).

(x)          “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(y)          “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)           “Option” means a stock option granted pursuant to the Plan.

(aa)        “Other Stock Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12.

(bb)        “Outside Director” means a Director who is not an Employee.

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(cc)         “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)        “Participant” means the holder of an outstanding Award granted under the Plan.

(ee)        “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, in absolute or relative terms (including passage of time and/or against another company or companies), on a per share basis, against the performance of the Company as a whole or any segment of the Company, and on a pre-tax or after-tax basis.

(ff)          “Performance Share” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

(gg)        “Performance Unit” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

(hh)        “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ii)          “Plan” means this 2014 Equity Compensation Plan.

(jj)          “Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock award under Section 8, Section 11 or Section 12 of the Plan or issued pursuant to the early exercise of an Option.

(kk)        “Restricted Stock Unit” means an Award that the Administrator permits to be paid in installments or on a deferred basis pursuant to Section 11 of the Plan.

(ll)          “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm)      “Section 16(b)” means Section 16(b) of the Exchange Act.

(nn)        “Service Provider” means an Employee, Director or Consultant.

(oo)        “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(pp)        “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 of the Plan is designated as a SAR.

(qq)        “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(rr)          “Unvested Awards” means Options or Restricted Stock that (i) were granted to an individual in connection with such individual’s position as a Service Provider and (ii) are still subject to vesting or lapsing of Company repurchase rights or similar restrictions.

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3.             Stock Subject to the Plan.

(a)           Stock Subject to the Plan.

(i)      Subject to the provisions of Sections 15 and 3 of the Plan, the maximum number of Shares that may be issued under the Plan shall be equal to 20% of the issued and outstanding shares of the Company as of the date of adoption of the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash, or (ii) to the extent such Shares are withheld in satisfaction of tax withholding obligations. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, the number of Shares so tendered shall again be available for issuance pursuant to future Awards under the Plan. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award Transfer Program shall not be again available for grant under the Plan.

(b)           Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

(c)           Adjustment in Capitalization. Unless the Administrator shall determine otherwise, in the event of any Common Stock dividend or Common Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate transaction or event, (i) the aggregate number of Shares available for Awards under Section 3 and (ii) the number of shares and exercise price with respect to Options and the number, prices and dollar value of other Awards, shall be appropriately adjusted by the Administrator, whose determination shall be conclusive.

4.             Administration of the Plan.

(a)           Procedure.

(i)      Section 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(ii)     Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)     Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(iv)    Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)           Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)      to determine the Fair Market Value;

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(ii)     to select the Service Providers to whom Awards may be granted hereunder;

(iii)    to determine the number of Shares to be covered by each Award granted hereunder;

(iv)    to approve forms of agreement for use under the Plan;

(v)     to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)    to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

(vii)   to institute an Exchange Program;

(viii)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix)     to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;

(x)      to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(xi)     to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii)   to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xiv)  to implement an Award Transfer Program;

(xv)   to determine whether Awards will be settled in Shares, cash or in any combination thereof;

(xvi)  to determine whether Awards will be adjusted for Dividend Equivalents;

(xvii) to create Other Stock Based Awards for issuance under the Plan;

(xviii) to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

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(xix)   to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xx)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c)           Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.             Eligibility. Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Stock Units and Other Stock Based Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.             Limitations.

(a)           ISO $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)          No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or its Parent or Subsidiaries to terminate such relationship at any time, with or without cause.

(c)          162(m) Limitation. For purposes of qualifying Awards as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Award to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

7.             Stock Options.

(a)           Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

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(b)           Option Exercise Price and Consideration.

(i)     Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)    In the case of an Incentive Stock Option

        (A)      granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

        (B)      granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(2)    In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(3)    Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(ii)      Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(c)          Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may consist entirely of:

(i)     cash;

(ii)    check;

(iii)   promissory note;

(iv)   other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(v)    consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)   a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii)  any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

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(d)           Exercise of Option.

(i)     Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan or the applicable Award Agreement.

Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan on the date one (1) month following the Participant’s termination. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)   Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan on the date one (1) month following the Participant’s termination. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)  Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date one (1) month following the Participant’s death. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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(e)           Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

8.             Restricted Stock.

(a)           Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Subject to any restrictions specifically provided for in this Plan, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions, if any, that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

(b)          Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)           Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise

(d)           Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)           Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)           Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)          Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)           Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

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9.             Stock Appreciation Rights.

(a)           Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)           Number of Shares. Subject to Section 6(c)(i) of the Plan, the Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

(c)           Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

(d)           Exercise of SARs. SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

(e)           SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(f)           Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 7(d)(ii), 7(d)(iii) and 7(d)(iv) also will apply to SARs.

(g)          Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)   The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(h)          Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares a Stock Appreciation Right previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

10.         Performance Units and Performance Shares.

(a)           Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Subject to any restrictions specifically provided for in this Plan, the Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)           Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

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(c)           Performance Objectives and Other Terms. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives must be met will be called the “Performance Period.” Each Award of Performance Units/ Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)          Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

(e)           Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)            Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.           Restricted Stock Units. Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

12.           Other Stock Based Awards. Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.

13.           Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91 st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.           Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

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15.           Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)           Adjustments. In the event that any dividend (excluding an ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, then the Administrator shall appropriately adjust the number and class of Shares which may be delivered under the Plan, the 162(m) annual share issuance limits under Section 6(c) of the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b)           Dissolution or Liquidation. In the event that any dividend (excluding an ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs then the Administrator shall appropriately adjust the number and class of Shares which may be delivered under the Plan, the 162(m) annual share issuance limits under Section 6(c) of the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(c)           Merger or Change in Control.

(i)     Stock Options and SARS. In the event of a merger or Change in Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options and SARs granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise such Options and SARs as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed or substituted in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or Change in Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

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(ii)      Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units and Other Stock Based Awards. In the event of a merger or Change in Control, each outstanding Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit awards shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Awards granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in such Awards, including Shares as to which it would not otherwise be vested. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit award, the Participant shall fully vest in the Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

16.           Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17.          Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon its adoption by the Board. The Plan will continue in effect for a term ending on December 31, 2016 unless terminated earlier under Section 18 of the Plan.

18.          Amendment and Termination of the Plan.

(a)          Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)          Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)          Effect of Amendment or Termination. Subject to Section 20 of the Plan, no amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

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19.           Conditions Upon Issuance of Shares.

(a)           Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)          Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20.           Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

21.           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.           Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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TRULI MEDIA GROUP, INC.

2014 EQUITY COMPENSATION PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Truli Media Group, Inc. (“Company”) 2014 Equity Compensation Plan (“Plan”) shall have the same defined meanings in this Stock Option Agreement.

I.    NOTICE OF STOCK OPTION GRANT

[Optionee’s Name and Address]

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number	__________________________________________

Date of Grant	__________________________________________

Vesting Commencement Date	__________________________________________

Exercise Price per Share	__________________________________________

Total Number of Shares Granted	__________________________________________

Total Exercise Price	__________________________________________

Type of Option:	Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:	__________________________________________

Vesting Schedule:

This Option shall be exercisable, in whole or in part, in accordance with the following vesting schedule:

[__________________________]

Termination Period:

This Option may be exercised for [_______] months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for [______] months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.    AGREEMENT

A.	Grant of Option.

The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

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If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).

B.	Exercise of Option.

(a)     Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

(b)     Method of Exercise. This Option is exercisable by delivery of an exercise notice (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Stock Administration Team of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

Method of Payment.

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

1.	cash; or

2.	check; or

3.     consideration received by the Company under a formal cashless exercise program implemented by the Company in connection with the Plan; or

4.     to the extent permitted by the Administrator, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the Exercise Price.

C.	Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

D.	Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

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E.	Tax Obligations.

(a)     Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)     Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

F.	Entire Agreement; Governing Law.

The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

G.	NO GUARANTEE OF CONTINUED SERVICE.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	TRULI MEDIA GROUP, INC.

__________________________________________	__________________________________________

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TRULI MEDIA GROUP, INC.

2014 EQUITY COMPENSATION PLAN

RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Truli Media Group, Inc. 2014 Equity Compensation Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Award Agreement (the “Award Agreement”).

I.	NOTICE OF RESTRICTED STOCK GRANT

Participant Name:

Address:

You have been granted the right to receive an Award of Restricted Stock, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Total Number of Shares Granted

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock will vest and the Company’s right to reacquire the Restricted Stock will lapse in accordance with the following schedule:

[Insert Vesting Schedule]

II.	TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT

1. Grant of Restricted Stock. The Company hereby grants to the individual named in the Notice of Grant in Part I of this Award Agreement (the “Participant”) under the Plan for past services and as a separate incentive in connection with his or her services and not in lieu of any salary or other compensation for his or her services, an Award of Shares of Restricted Stock, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

2. Escrow of Shares.

(a) All Shares of Restricted Stock will, upon execution of this Award Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”). The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant ceases to be an Employee, (Eligible) Director, Consultant or Advisor (collectively “Service Provider”).

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(b) The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow while acting in good faith and in the exercise of its judgment.

(c) Upon Participant’s termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.

(d) The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.

(e) Subject to the terms hereof, Participant will have all the rights of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon.

(f) In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant will in his or her capacity as owner of unvested Shares of Restricted Stock be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. The Administrator or Committee (collectively “Administrator”) in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

(g) The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.

3. Vesting Schedule. Except as provided in Section 5, and subject to Section 6, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

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4. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock will be considered as having vested as of the date specified by the Administrator.

5. Forfeiture upon Termination of Status as a Service Provider. Notwithstanding any contrary provision of this Award Agreement, the balance of the Shares of Restricted Stock that have not vested at the time of Participant’s termination as a Service Provider for any reason will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such termination and Participant will have no further rights thereunder. Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 6. Participant hereby appoints the Escrow Agent with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of service.

6. Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7. Withholding of Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 2, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Shares otherwise are scheduled to vest pursuant to Sections 3 or 5, Participant will permanently forfeit such Shares and the Shares will be returned to the Company at no cost to the Company.

8. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant or the Escrow Agent. Except as provided in Section 2, after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

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9. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

10. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company, in care of its Stock Administration at Truli Media Group, Inc., 515 Chalette Drive, Beverly Hills, CA 90210 or at such other address as the Company may hereafter designate in writing.

11. Grant is Not Transferable. Except to the limited extent provided in Section 7, the unvested Shares subject to this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any unvested Shares of Restricted Stock subject to this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

12. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

13. Additional Conditions to Release from Escrow. The Company will not be required to issue any certificate or certificates for Shares hereunder or release such Shares from the escrow established pursuant to Section 2 prior to fulfillment of all the following conditions: (a) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator will, in its absolute discretion, deem necessary or advisable; (b) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (c) the lapse of such reasonable period of time following the date of grant of the Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.

14. Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

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15. Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

16. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Shares of Restricted Stock awarded under the Plan or future Restricted Stock that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

18. Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

19. Modifications to the Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Award of Restricted Stock.

20. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

21. Governing Law. This Award Agreement will be governed by the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock or this Award Agreement.

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By your signature and the signature of the Company’s representative below, you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	TRULI MEDIA GROUP, INC.:

Signature	By

Print Name	Title

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TRULI MEDIA GROUP, INC.

2014 EQUITY COMPENSATION PLAN

RESTRICTED STOCK UNIT AGREEMENT

I.    NOTICE OF GRANT

Unless otherwise defined herein, the terms defined in the 2014 Equity Compensation Plan will have the same defined meanings in this Notice of Grant.

Name:	(“Participant”)

Address:

The Participant has been granted Restricted Stock Units (“RSUs”). Each RSU represents the right to receive one Share, subject to the terms and conditions of the Plan and this Restricted Stock Unit Agreement (“Agreement”), as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Number of RSUs:

Vesting Schedule:

[______________], subject to the Participant continuing to be a Service Provider through each vesting date.

Resale Restrictions

[__________________________________]

II.     AGREEMENT

1.    Grant of the RSUs. As set forth in the Notice of Grant, the Company has granted the Participant RSUs. However, unless and until the RSUs will have vested, the Participant will have no right to the payment of any Shares subject thereto. Prior to actual payment of any Shares, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

2.    Vesting of RSUs. Subject to Section 4, the Participant will vest in the RSUs in accordance with the vesting schedule set forth in the Notice of Grant; provided, that, in the event Participant ceases to be a Service Provider, the Participant’s right to vest in the RSUs and to receive the Shares related thereto will terminate effective as of the date that Participant ceases to be a Service Provider and the Participant will have no further rights to such unvested RSUs or the related Shares.

3.    Issuance of Shares. No Shares shall be issued to the Participant prior to the date on which the RSUs vest. After any RSUs vest and subject to the terms of this Agreement, the Company shall promptly cause to be issued (either in book-entry form or otherwise) to the Participant or the Participant’s beneficiaries, as the case may be, Shares with respect to such vested RSUs. No fractional Shares shall be issued under this Agreement.

4.    Administrator Discretion; Leave of Absence. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the RSUs at any time, subject to the terms of the Plan. If so accelerated, such RSUs will be considered as having vested as of the date specified by the Administrator. [The Participant’s rights with respect to the RSU in the event of a leave of absence or a change in the Participant’s regularly scheduled hours of employment (other than a change due to termination of employment) will be affected in accordance with the Company’s applicable employment policies or the terms of any agreement between the Participant and the Participant’s employer with respect thereto.]

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5.    Death of Participant. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

6.    Resale Restrictions. Any Shares issued to Participant may be subject to restrictions on resale as provided for in the Notice of Grant.

7.    Taxes.

(a)    Generally. The Participant is ultimately liable and responsible for all taxes owed in connection with the RSU, regardless of any action the Company or any of its Subsidiaries takes with respect to any tax withholding obligations that arise in connection with the RSU. Neither the Company nor any of its Subsidiaries makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the RSU or the subsequent sale of Shares issuable pursuant to the RSU. The Company and its Subsidiaries do not commit and are under no obligation to structure the RSU to reduce or eliminate the Participant’s tax liability.

(b)     Payment of Withholding Taxes. Notwithstanding any contrary provision of this Agreement, no Shares will be issued to the Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Participant with respect to the payment of any taxes which the Company determines must be withheld with respect to the RSUs. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may satisfy such tax withholding obligations, in whole or in part, by withholding otherwise deliverable Shares having an aggregate Fair Market Value sufficient to (but not exceeding) the minimum amount required to be withheld. In addition and to the maximum extent permitted by law, the Company has the right to retain without notice from salary or other amounts payable to the Participant, cash having a value sufficient to satisfy any tax withholding obligations that cannot be satisfied by the withholding of otherwise deliverable Shares.

8.    Changes in Shares. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Award, the Administrator may, in such manner as it shall deem equitable or appropriate in order to prevent the diminution or enlargement of any such benefits or potential benefits, make adjustments to this Award, including adjustments in the number and type of Shares Participant would have received upon vesting of the RSUs; provided, however , that the number of Shares into which the RSUs may be converted shall always be a whole number.

9.    Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

10.    No Effect on Employment. The transactions contemplated hereunder and the vesting schedule set forth in the Notice of Grant do not constitute an express or implied promise of continued employment for any period of time.

11.    Award is Not Transferable. Except to the limited extent provided in Section 5 above, this Award of RSUs and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way by the Participant (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process, until the Participant has been issued the Shares. Upon any attempt by the Participant to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.

12.    Entire Agreement. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the RSUs.

13.    Binding Agreement. Subject to the limitation on the transferability of this Award contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

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14.    Additional Conditions to Issuance of Certificates for Shares. The Company shall not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the RSUs as the Administrator may establish from time to time for reasons of administrative convenience.

15.    Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.

16.    Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon the Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

17.    Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

18.    Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

19.    Notice of Governing Law. This Agreement will be governed by the internal substantive laws, but not the choice of law rules of the State of Delaware.

20.    Employee Data Privacy.

(a)    Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

(b)    Participant understands that the Company holds certain personal information, including, but not limited to, name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing the Plan (“ Data ”).

(c)    Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative.

(d)    Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of the refusal to consent or withdrawal of consent, Participant understands that he or she may contact Participant’s local human resources representative.

[Signature Pages to Follow]

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[Signature Page to Truli Media Group, Inc. Restricted Stock Unit]

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By your signature and the signature of the Company’s representative below, you and the Company agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and the Agreement.

PARTICIPANT:	TRULI MEDIA GROUP, INC.

Signature	By

Print Name	Title

Date: , 20___	Date: , 20____

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